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                                                          EXHIBIT 10(ac)
                                                          Form 10-K for 1995
                                                          File No. 1-11237



                   AT&T CAPITAL CORPORATION LEADERSHIP SEVERANCE PLAN


               The purpose of the AT&T Capital Corporation Leadership Severance Plan is to provide severance benefits to certain of the management employees of AT&T Capital Corporation (the "Company") and its Subsidiaries. The Compensation Committee of the Board of Directors of the Company has also determined that it is in the best interests of the Company and its stockholders to secure the continued services and dedication and objectivity of its management employees in light of the potential occurrence of a Change in Control (as defined in Section 1(d)) of the Company, without concern as to whether such employees might be hindered or distracted by personal uncertainties and risks created by any such potential Change in Control.

               1. Definitions. As used in this Plan, the following terms shall have respective meanings set forth below:


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               (a)  "AT&T" means AT&T Corp., a New York corporation.

               (b)  "Board" means the Board of Directors of the Company.

               (c) "Cause" means (i) a Participant's commission or conviction of a felony (or guilty or nolo contendere plea in connection therewith); (ii) a determination by the Board or the Committee that a Participant has defrauded the Company; or (iii) a determination by the Board or the Committee that a Participant has committed a material breach of the duties and responsibilities of the Participant that has caused significant adverse harm to the Company, which breach is (A) demonstrably willful and deliberate, (B) committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and (C) not remedied within a reasonable period of time after receipt of written notice from the Company specifying such breach.

                   (d)  "Change in Control" means any of the following:


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                (i) An acquisition (other than in a non-control transaction, as defined in clause (iii) below) of any Voting Securities by any "person" or "group" of persons (as such terms are used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Company, any Subsidiary or any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, as a result of which such person or group becomes, directly or indirectly, the "beneficial owner" (as such term is used in Section 13 of the Exchange Act) of Voting Securities representing fifteen percent (15%) or more of the combined voting power of all Voting Securities then outstanding; provided that no such acquisition shall be deemed to give rise to a Change in Control so long as, after giving effect to such acquisition, AT&T remains the beneficial owner of Voting Securities representing a greater percentage of the combined voting power of all Voting Securities then outstanding than is represented by the Voting


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        Securities beneficially owned by such person or group; and provided, further, that an acquisition of Voting Securities directly from the Company or any Subsidiary shall not be deemed to give rise to a Change in Control if, immediately prior to such acquisition, no person or group is directly or indirectly in "control" of the Company (as such term is defined in Rule 405 under the Securities Act of 1933, as amended).

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               (ii) The individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for the purposes of this definition, be considered a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "election contest" (as described in Rule 14a-11 under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of any person or group other than the Board (a "proxy contest"), including by reason of any agreement intended to avoid or settle any election contest or proxy contest;

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              (iii)   The approval by the requisite vote of the Company's
        stockholders of:

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                        (A) a merger, consolidation or reorganization involving
                the Company, unless (1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation surviving such merger, consolidation or reorganization (the "surviving corporation") in substantially the same proportion as their ownership of the Voting Securities of the Company immediately prior to such merger, consolidation or reorganization, (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members


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                of the board of directors of the surviving corporation and (3)
                no person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the surviving corporation or any Subsidiary, or any person who, immediately prior to such merger, consolidation or reorganization had beneficial ownership of fifteen percent (15%) or more of the then outstanding Voting Securities of the Company) has beneficial ownership of fifteen percent (15%) or more of the combined voting power of the surviving corporation's then outstanding voting securities (a transaction meeting the criteria set forth in the foregoing clauses (1) through (3) being sometimes referred to herein as a "non-control transaction");

                        (B) a complete liquidation or dissolution of the
                Company; or

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                        (C) an agreement for the sale or other disposition of
                all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred solely because any person or group becomes the beneficial owner of more than the permitted amount of the outstanding Voting Securities of the Company as a result of an acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of Voting Securities owned by such person or group, provided that if (i) a Change in Control would have been deemed to have occurred but for the operation of this sentence as a result of such acquisition of Voting Securities by the Company and (ii) such person or group thereupon or thereafter becomes the beneficial owner of any additional Voting Securities resulting in an increase in the percentage of the then outstanding Voting Securities beneficially owned by such person or group (and which percentage is in excess of


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fifteen percent (15%)), then a Change in Control shall be deemed to have occurred at the time of such acquisition of beneficial ownership of such additional Voting Securities by such person or group.

               (e)    "Committee" means the Compensation Committee of the Board.

               (f) "Company" means AT&T Capital Corporation, a Delaware corporation.

               (g) "Compensation" means a Participant's then current annual rate of base salary as of his Date of Termination and his target annual incentive award for the year in which his Date of Termination occurs (not taking into account any reductions that would constitute a reason for a Qualifying Termination) and commissions actually paid during the twelve (12) months immediately preceding the Date of Termination.

               (h) "Continuous Service" means the Participant's continuous service with the Company (and any of its Subsidiaries), plus any periods of continuous service with AT&T or NCR Corporation (or AT&T Global Information Solutions, Inc.)


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prior to January 1, 1994 and any periods of prior service that have been designated as "vesting service" under the AT&T Capital Corporation Retirement and Savings Plan. For purposes of the Plan, Continuous Service shall be measured as of a Participant's Date of Termination, including any notice period provided for in Section 8 of the Plan.

               (i) "Date of Termination" means the date on which a Participant's employment with the Company terminates.

               (j) "Disability" means, with respect to a Participant, a determination by the Committee that such Participant has become "disabled" within the meaning of the Company's long-term disability plan as in effect at the time.
               (k)    "Effective Date" means October 2, 1995.

               (l) "Final Annual Pay" means the higher of (i) the sum of a Participant's then current rate of annual base salary as of his Date of Termination and 110% of target annual incentive for the year in which a Date of Termination occurs (not taking into account any reduction that would constitute a basis for a Qualifying Termination) and


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commissions actually paid during the twelve (12) months immediately preceding the Date of Termination and (ii) the quotient equal to (A) the sum of a Participant's (1) annual rate of base salary (not taking into account any reduction that would constitute a basis for a Qualifying Termination), (2) actual annual incentive payment earned and (3) commissions actually paid during the three (3) consecutive calendar years preceding the Participant's Date of Termination in which he had the greatest aggregate earnings, divided by (B) three (3) ("Average Earnings"). If a Participant has less than three (3) calendar years of employment with the Company, his Average Earnings shall be the average amount of his annual rate of base salary (prorated for any partial calendar year) and actual annual incentive payment earned and commissions actually paid for the relevant employment period.

               (m) "Other Eligible Termination" means a termination of a Participant's employment by the Company (other than for Cause, Disability or Retirement), that is not an RIF Termination.

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               (n) "Participant" means each employee of the Company or any
Subsidiary who is classified as a "strategic system" member (other than a Corporate Leadership Team member or a Leadership Forum member) or any equivalent classification as determined from time to time by the Corporate Leadership Team (or any successor organization) of the Company (a "Strategic Member"), a Leadership Forum member or a Corporate Leadership Team member (or any successor classifications to such classifications) who has not been given a written notice of termination prior to the Effective Date. Payments and benefits under the Plan will be determined based upon such classification as of the Participant's Date of Termination (not taking into account any reduction of classification at any time following the Effective Date which, if such reduction occurred during the two (2) year period following a Change in Control, would constitute a reason for a Qualifying Termination under the Plan). Attached as Exhibit A is a list of Participants as of the Effective Date.

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               (o) "Plan" means the AT&T Capital Corporation Leadership
Severance Plan.

               (p) "Qualifying Termination" of the employment of a Participant with the Company and any relevant Subsidiaries in connection with a Change in Control means any of the following:

               (i) A termination of a Participant's employment by the Company and its Subsidiaries within two (2) years after a Change in Control, other than a termination for Cause;

            (ii) A termination of employment by a Participant within two (2) years after such Change in Control for one or more of the following reasons:
                      (A) The assignment to such Participant of any duties inconsistent, in a way significantly adverse to such Participant, with such Participant's positions, duties, responsibilities and status with the Company and its Subsidiaries immediately prior to such Change in Control, or a significant reduction in the duties and responsibilities held by such Participant


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        immediately prior to such Change in Control; a change in such
        Participant's reporting responsibilities, title or offices as in effect immediately prior to such Change in Control that is significantly adverse to the Participant; or any removal of such Participant from or any failure to re-elect such Participant to any position with the Company or any such Subsidiary that such Participant held immediately prior to such Change in Control except in connection with such Participant's promotion or a termination of employment for Cause (or in the case of Retirement, death or Disability); or

               (B) A reduction by the Company or its Subsidiaries in such Participant's annual base salary or target annual incentive as in effect immediately prior to such Change in Control, or as the same may be increased from time to time thereafter; the failure by the Company and such Subsidiaries to continue in effect any employee benefit plan or compensation plan in which such Participant was participating immediately prior to such Change in Control unless such Participant is


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        permitted to participate in other plans providing substantially comparable benefits to such Participant; or the taking of any action by the Company or its Subsidiaries that which would adversely affect such Participant's participation in or materially reduce such Participant's benefits under any such plan; or

               (C) The Company or its Subsidiaries requiring such Participant to be based anywhere other than such Participant's present work location or a location within twenty-five (25) miles from such present location; or the Company or its Subsidiaries requiring such Participant to travel on company business to an extent substantially more burdensome than such Participant's travel obligations immediately prior to such Change in Control;

provided that, in the case of any such termination of employment by the Participant pursuant to paragraphs (A), (B) or (C), above, such termination shall not be deemed to be a Qualifying Termination unless notice of such termination occurs within ninety (90) days after the


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Participant receives notice of the occurrence of the events constituting the reason for such termination; or

           (iii) A termination of a Participant's employment by the Company or its Subsidiaries or by the Participant pursuant to one of the reasons for termination set forth in paragraph (ii) above within one (1) year prior to such Change in Control, other than a termination for Cause, if the Participant can demonstrate that such termination or reason for termination (A) was at the request of a third party with which AT&T or its subsidiaries (other than the Company and its Subsidiaries to the extent that they are not directly or indirectly controlled by AT&T at the time) had entered into negotiations or an agreement with regard to such Change in Control or (B) otherwise occurred in connection with, or in anticipation of, such Change in Control, provided that, in either such case, such Change in Control actually occurs, and provided, further, that the reason for termination set forth in paragraph (ii) above occurred on or subsequent to the Effective Date.

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In the event that upon a Change in Control the Company ceases to be a publicly traded corporation, such event will not, in and of itself, constitute a reason for a Qualifying Termination under paragraph (ii) above unless one of the reasons set forth in paragraphs (A), (B) or (C), above occurs. For purposes of this Plan, a termination of a Participant's employment by the Company or the Participant on account of the Participant's death, Disability or Retirement shall not constitute a Qualifying Termination.

               (q) "Retirement" means the voluntary retirement of a Participant pursuant to a retirement plan of the Company or any relevant Subsidiary.

               (r) "RIF Termination" means the termination of a Participant's employment (i) by the Company as a result of a reduction in force, change in operations, facility relocation or closing, or other job elimination, whether or not related to a Change in Control, or (ii) pursuant to a Qualifying Termination.
               (s) "Subsidiary" means (i) any person that is directly or indirectly controlled by the Company or (ii) any


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other person in which the Company has a significant equity interest, as determined by the Committee.

               (t) "Voting Securities" means any shares of the capital stock or other securities of the Company that are generally entitled to vote in elections for directors.

               2. Payments and Benefits Upon an RIF Termination. In the event a Participant's employment is terminated as a result of an RIF Termination, the Company will provide to such Participant the following payments and benefits:


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               (a) Within five (5) days following the Participant's Date of
Termination, the Company will pay to such Participant a lump sum cash payment equal to the greater of (i) two (2) weeks' Compensation for each full year of Continuous Service and (ii) the percentage of such Participant's Final Annual Pay set forth below (the "Severance Payments"):

               (A) for Strategic Members (other than Leadership Forum members), 100% of Final Annual Pay;

               (B) for Leadership Forum members (other than Corporate Leadership Team members), 150% of Final Annual Pay; and

               (C) for Corporate Leadership Team members, 200% of Final Annual Pay.

               (b) (i) Within five (5) days following the Participant's Date of Termination, the Company shall provide to the Participant a lump sum cash payment (the "Benefits Payments") in an amount equal to 135% of the Participant's premium (determined as of the Date of Termination) required to obtain "COBRA" continued health and dental coverage


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(under Section 4980B of the Internal Revenue Code of 1986, as amended (the
"Code")) for the "continuation periods" set forth below (each continuation period shall begin on the first day of the calendar month following the month in which such Participant's Date of Termination occurs); provided, however, that if such continuation period exceeds the period of continuation coverage provided pursuant to COBRA, the Participant shall receive as part of such lump sum payment the cost of the remaining months' coverage as it would be calculated had COBRA applied:

          ============================================== ================
          Strategic Members                              12 months
          ============================================== ================
          Leadership Forum Members                       18 months
          ============================================== ================
          Corporate Leadership Team Members              24 months
          ============================================== ================

               (ii) In addition, during the continuation periods indicated above, (A) the Company shall provide life insurance coverage in the amount of one (1) times Pay (as such term is defined in the Company's Life and Accidental Loss Insurance Plan, or any comparable definition contained in a replacement or successor plan (the "Life Insurance


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Plan")) to the Participant ("Basic Life Insurance"), and (B) if a Participant
was receiving prior to his Date of Termination supplemental life insurance coverage under the Life Insurance Plan in addition to Basic Life Insurance ("Supplemental Life Insurance"), such Participant may elect to continue such Supplemental Life Insurance by paying the difference between the cost of providing Supplemental Life Insurance and the cost of providing Basic Life Insurance. If a Participant elects to continue Supplemental Life Insurance, the cost will be deducted from such Participant's Benefits Payments hereunder. All benefits granted, payable or otherwise available to Leadership Forum members and Corporate Leadership Team members under the Company's Financial Counseling Plan and Executive Car Plan shall continue for a period of one (1) year from the Participant's Date of Termination.


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               (c) Within five (5) days following the Participant's Date of
Termination, the Company will pay to such Participant a lump sum cash payment equal to the sum of (i) the Participant's base salary to the extent earned but not theretofore paid, (ii) any earned, but unpaid, bonus, (iii) the value of such Participant's accrued, but unused, vacation, personal days and floating holidays (including days permitted to be carried forward from the prior year) and (iv) any other amounts due and owing to the Participant by the Company.

               3. Payments and Benefits Upon an Other Eligible Termination. In the event a Participant's employment is terminated as a result of an Other Eligible Termination, the Company will provide to such Participant the following payments and benefits:

               (a) Within five (5) days following the Participant's Date of Termination, the Company will pay to such Participant a lump sum cash payment equal to the greater of (i) one (1) week's Compensation for each full year of Continuous Service and (ii) the percentage of such


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Participant's Final Annual Pay set forth below (the "Severance Payments"):

               (A) for Strategic Members (other than Leadership Forum members), 50% of Final Annual Pay;

               (B) for Leadership Forum members (other than Corporate Leadership Team members), 100% of Final Annual Pay; and

               (C) for Corporate Leadership Team members, 150% of Final Annual Pay.

               (b) (i) Within five (5) days following the Participant's date of Termination, the Company shall provide to the Participant a lump sum cash payment (the "Benefits Payments") in an amount equal to 135% of the Participant's premium (determined as of the Date of Termination) required to obtain "COBRA" continued health and dental coverage (under Section 4980B of the Code) for the following "continuation periods" (each continuation period shall begin on the first day of the calendar month following the month in which such Participant's Date of Termination occurs):



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
          ================================================ ==============
          Strategic Members                                6 months
          ================================================ ==============
          Leadership Forum Members                         12 months
          ================================================ ==============
          Corporate Leadership Team Members                18 months
          ================================================ ==============

               (ii) In addition, during the continuation periods indicated above, (A) the Company shall provide Basic Life Insurance to the Participant and
(B) if a Participant was receiving Supplemental Life Insurance coverage prior to his Date of Termination, such Participant may elect to continue such Supplemental Life Insurance by paying the difference between the cost of providing Basic Life Insurance and the cost of providing Supplemental Life Insurance. If a Participant elects to continue Supplemental Life Insurance, the cost will be deducted from such Participant's Benefits Payments hereunder.

               (c) Within five (5) days following the Participant's Date of Termination, the Company will pay to such Participant a lump sum cash payment equal to the sum of (i) the Participant's base salary to the extent earned but not theretofore paid, (ii) any earned, but unpaid, bonus,



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(iii) the value of such Participant's accrued, but unused, vacation, personal days and floating holidays (including days permitted to be carried forward from the prior year) and (iv) any other amounts due and owing to the Participant by the Company.

               4. Events Prior to and Unrelated to a Change in Control. Notwithstanding anything contained herein to the contrary, in the event of a sale of a division or unit of the Company prior to a Change in Control, provided that such sale is not made at the request of a third party with which AT&T or its subsidiaries (other than the Company and its Subsidiaries to the extent that they are not directly or indirectly controlled by AT&T at the time) had entered into negotiations or an agreement with regard to a Change in Control, or has not otherwise occurred in connection with, or in anticipation of, a Change in Control, such sale shall not result in an RIF Termination or an Other Eligible Termination with respect to any affected Participant, and no such Participant shall be eligible to receive the Severance Payments or benefits provided under
Section 2 or 3 of


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the Plan if such Participant is offered another reasonably comparable position with reasonably comparable compensation with the acquiring or resulting company in the same general geographic area as such Participant's then current position ("Comparable Employment"). Notwithstanding the foregoing, if such Participant's Comparable Employment with the acquiring or resulting company is terminated by such company (other than pursuant to a reason which would constitute Cause, Disability or Retirement hereunder) within six (6) months from his Date of Termination with respect to the Company, the Company will provide (a) any Severance Payments (less the amount of salary, bonuses, commissions and severance payments paid by the acquiring or resulting company) and (b) Benefits Payments and continued Basic Life Insurance (less the number of months he was provided with such benefits by the acquiring or resulting company) that the Participant would have been entitled to on his Date of Termination.

               5. Certain Additional Payments by the Company and Payment Limitations. (a) Anything in this Plan to the


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contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company or any of its affiliates to or for the benefit of a Participant who is a Corporate Leadership Team member or Leadership Forum member (whether paid or payable or distributed or distributable pursuant to the terms of this Plan, any of the Company's other compensation, severance, share ownership or benefit plans or otherwise, but determined without regard to any additional payments required under this Section 5) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or imposed by any other taxing authority, or any interest or penalties are incurred by the Participant with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Participant shall be entitled to receive an additional payment (a "Gross-Up Payment"), no later than twenty (20) days following such Payment in an amount such that after payment by the Participant of all taxes (and any interest and penalties imposed with respect


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thereto) including, without limitation, any income and employment taxes and
Excise Tax, imposed upon the Gross-Up Payment, the Participant retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. All federal, state and local income and employment tax calculations shall be based upon the maximum marginal rates then in effect.

               (b) All determinations required to be made under this Section 5 shall be made by the Company's public accounting firm that is performing such services immediately prior to a Change in Control. Such determination shall be made no later than fifteen (15) days following any Payment. Such accounting firm shall provide its determination to the Participant and the Company. If the accounting firm determines that no Excise Tax is payable by the Participant, it shall furnish the Participant with a written opinion to such effect.

               (c) Notwithstanding the foregoing, in the event that the amount of the Participant's Excise Tax liability is subsequently determined to be greater than the Excise Tax


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liability with respect to which the Gross-Up Payment under Section 5(a) was made, the Company shall pay to the Participant an additional Gross-Up Payment with respect to such additional Excise Tax (and any interest and penalties thereon) at the time that the amount of the actual Excise Tax liability is finally determined.

               (d) The Participant and the Company shall each reasonably cooperate with the other in connection with any administrative or judicial proceedings concerning the existence or amount of liability for Excise Tax and the expenses of any such proceedings shall be borne solely by the Company.

               (e) While the foregoing provisions of Section 5(a)-(d) do not apply to Strategic Members, all payments made under this Plan to Strategic Members shall be subject to the provisions of the AT&T Capital Corporation Employee Compensation Adjustment Plan, as in effect from time to time.

               6. Enhanced Payments. Any Participant who signs a Separation Agreement and General Release prepared by the


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Company (substantially in the form attached hereto as Annex A) in connection with a termination of employment under this Plan shall receive an additional lump sum payment, within thirty (30) days following such Participant's execution of a Separation Agreement and General Release, equal to (a) in the event of an RIF Termination, 20% of the Severance Payment to which such Participant is entitled or (b) in the event of an Other Eligible Termination, 40% of the Severance Payment to which such Participant is entitled.


               7. Outplacement Services. The Company will provide Participants with reasonable outplacement services commensurate with such Participant's position in the event of an RIF Termination or an Other Eligible Termination.

               8.     Notice of Termination.

               (a) RIF Termination. Each Participant who is entitled to a Severance Payment in connection with an RIF Termination shall receive written notice of termination from the Company at least ninety (90) days prior to the Participant's Date of Termination.


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               (b) Other Eligible Termination. Each Participant who is entitled to a Severance Payment pursuant to an Other Eligible Termination shall receive written notice of termination from the Company at least four (4) weeks prior to the Date of Termination.

               (c) Certain Terminations by Participants. A Participant who is terminating employment pursuant to one of the reasons set forth in Section 1(p)(ii) shall provide the Company with written notice of termination of at least fifteen (15), but no more than ninety (90), days. Such notice shall be provided at any time during the 90-day period set forth in Section 1(p)(ii).

               (d) Termination by the Company Following a Change in Control. Notwithstanding anything to the contrary contained in paragraphs (a) and (b) above, following a Change in Control, the minimum applicable notice period for termination of employment by the Company or any of its Subsidiaries for any reason (or without reason) for (i) Corporate Leadership Team members, (ii) Leadership Forum members as of the Effective Date and (iii) any other person

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who becomes a Leadership Forum member after the Effective Date but prior to the date of the Change in Control, shall be the greater of (A) 90 days prior to such Participant's Date of Termination or (B) the number of days from such notice through September 2, 1996.

               (e) Payment in Lieu of Notice. Notwithstanding the foregoing, the Company may, in its sole discretion, remove the Participant from the Company's payroll (and such date of removal shall be the Participant's Date of Termination) and provide the following payments in lieu of providing notice hereunder or receiving the Participant's notice: (i) an amount equal to the sum of (A) the Participant's base salary as of his Date of Termination (not taking into account any reductions that would constitute a reason for a Qualifying Termination) for the remaining applicable notice period and (B) (1) commissions actually earned by the Participant for the twelve (12) months immediately preceding the Participant's Date of Termination, divided by (2) 52.2, and (3) multiplied by the applicable number of weeks of notice, and (ii) in addition to any

Benefits Payments owed hereunder, 100% of such Participant's COBRA premiums (determined as of the Date of Termination) for the applicable period of notice. Notwithstanding anything to the contrary set forth in this Section 8(e) above, this provision shall not apply prior to September 3, 1996 to any termination of employment of any of the Participants described in Section 8(d)(i), (ii) or
(iii) following a Change in Control.

               (f) General. Each notice of termination under the Plan shall specify the category of such termination (i.e., an RIF Termination or an Other Eligible Termination) and shall be provided (by mail, hand delivery or facsimile) to the Participant at his last known address in the Company's records or at his place of employment or to the Company at its corporate headquarters (attention Vice President, Human Resources), as the case may be. Each Participant on a leave of absence or on disability leave during the applicable notice period will remain on the Company's payroll for a minimum of thirty (30) days following such Participant's return from such leave. In the event that, following the delivery of a notice of termination by a Participant or the Company, the Participant's employment terminates for a reason other than that specified in the applicable notice of termination, the Participant's right to receive any applicable Severance Payment or Benefits Payment described in
Section 2 or 3 of the Plan shall be based upon the reason specified in the original notice of termination of employment, and the Company shall have no obligation to continue the Participant on its payroll after such Participant's Date of Termination.

               9. Transfers. If a Participant accepts a transfer to a position within the Company or any Subsidiary within the notification period of Section 8, such Participant will not be treated as being terminated pursuant to an RIF Termination or Other Eligible Termination.

               10. Withholding Taxes. The Company may withhold from all payments due to a Participant (or his beneficiary or estate) hereunder all taxes which, by applicable federal, state, local or other law, the Company is required to withhold therefrom.

               11. Reimbursement of Expenses. If any contest or dispute shall arise under this Plan involving termination of a Participant's employment with the Company, and it is finally determined by a court of competent jurisdiction that the Company failed or refused to perform fully in accordance with the terms hereof, the Company shall reimburse the Participant for all reasonable legal fees and expenses incurred by the Participant in connection with such contest or dispute, together with interest in an amount equal to the prime rate of Citibank, N.A. from time to time in effect, but in no event higher than the maximum legal rate permissible under applicable law. Such interest shall accrue from the date the Company receives the Participant's statement for such fees and expenses through the date of payment therefor.

               12.    Termination or Amendment of Plan.

               (a) This Plan shall be in effect as of the Effective Date and shall continue until terminated by the Company as provided in paragraph (b) of this Section 12.

               (b) The Company shall have the right prior to a Change in Control, in its sole discretion, pursuant to action by the Board or the Committee, to approve the termination or amendment of this Plan; provided, however, that no such action which would adversely affect the rights or potential rights of Participants shall be taken by the Board or the Committee
(i) during any period of time when the Board or the Committee, as the case may be, has knowledge that any person (including AT&T) has taken steps reasonably calculated to effect a Change in Control of the Company (a "Possible Change in Control") until in the opinion of the Board or the Committee such Possible Change in Control is no longer a reasonable possibility or (ii) within twelve
(12) months following the date that such Change in Control ceases to exist; and provided, further, that in no event shall this Plan be terminated or amended within the twenty-seven (27) month period following a Change in Control in any manner which would adversely affect the rights or potential rights of Participants.

               13. Scope of Plan. Nothing in this Plan shall be deemed to entitle any Participant to continued employment with the Company or its Subsidiaries.

               14.    Successors; Binding Obligation.

               (a) This Plan shall not be terminated by any merger or consolidation of the Company whereby the Company is or is not the surviving or resulting corporation or as a result of any transfer of all or substantially all of the assets of the Company or a purchase of the securities of the Company. In the event of any such merger, consolidation, transfer of assets or purchase, the provisions of this Plan shall be binding upon the surviving or resulting corporation or the person or entity to which such assets are transferred.

               (b) The Company agrees that concurrently with any merger, consolidation, transfer of assets or purchase of the securities of the Company referred to in paragraph (a) of this Section 14, it will cause any successor or transferee unconditionally to assume all of the obligations of the Company hereunder.

               (c) This Plan shall inure to the benefit of and be enforceable by each Participant's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If a Participant shall die while any amounts would be payable to the Participant hereunder had the Participant continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Plan to such person or persons appointed in writing by the Participant to receive such amounts or, if no person is so appointed, to the Participant's estate.

               15.    Full Settlement; Resolution of Disputes.

               (a) The Company's obligation to make any payments provided for by this Plan to a Participant and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Participant or others. In no event shall a Participant be obligated to seek other employment or take other action by way of mitigation of the amounts payable to the Participant under any of the provisions of this Plan and such amounts shall not be reduced whether or not the Participant obtains other employment.

               (b) If there shall be any dispute between the Company and a Participant in the event of any termination of the Participant's employment then unless and until there is a judgment by a court of competent jurisdiction declaring that such termination was for Cause, that the determination by the Participant of the existence of a basis for a Qualifying Termination was not made in good faith, or that the Company was not otherwise obligated to pay any amount or provide any benefit to the Participant and his dependents or other beneficiaries, as the case may be, as a result of an RIF Termination or Other Eligible Termination, the Company shall pay all amounts, and provide all benefits, to the Participant and his dependents or other beneficiaries, as the case may be, that the Company would be required to pay or provide under the Plan as though such termination were by the Company without Cause, or by the Participant pursuant to a Qualifying Termination and/or as a result of an RIF Termination or Other Eligible Termination, as the case may be. The Company shall not, however, be required to pay any disputed amounts pursuant to this paragraph except upon receipt of an undertaking by or on behalf of the Participant to repay all such amounts to which the Participant is ultimately adjudged by such court not to be entitled.

               16. Employment with Subsidiaries. Employment with the Company for purposes of this Plan shall include employment with any of its Subsidiaries.

               17. Other Severance Payments. All Severance Payments due under the Plan (whether related to an RIF Termination or an Other Eligible Termination) shall be in addition to any other amounts payable under any other plan of the Company, but shall be reduced by the present value of any severance payments required to be paid to a member whose work location is outside the United States pursuant to any non-U.S. statute, regulation, law or plan.

               18. Governing Law; Validity. The interpretation, construction and performance of this Plan shall be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey without regard to the principle of conflicts of laws. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which other provisions shall remain in full force and effect.
               19. Administration. The Company shall be the "Plan Administrator" of the Plan, but the Plan shall be administered on the Company's behalf by the Company's Vice President--Human Resources and General Counsel. The Plan Administrator shall make the rules and regulations necessary to administer the Plan and shall have the responsibility and discretionary authority to interpret the terms of the Plan, determine eligibility for benefits and to determine the amounts of such benefits. Appeals of decisions and interpretations by the Plan Administrator may be made by Participants to the Company's Corporate Leadership Team (the "Committee") or any designated subcommittee thereof. In the event a decision must be made with respect to a specific claim or benefit of either the Vice President-Human Resources or the General Counsel, such person shall not be involved in any such decision. No member of the Committee shall participate in any appeal with respect to his benefits hereunder. To the extent permitted by law, all agents and representatives of the Plan Administrator shall be indemnified by the Company against any claims, and the expenses of defending against such claims, resulting from by action or conduct (not taken in bad faith) relating to the administration of the Plan.

AT&T Capital Corporation                                               EXHIBIT A
Leadership Severance Plan Participants                               Page 1 of 4


----------------------------------------------------------------
       UNIT          TITLE/DEPT.     GROUP         NAME
----------------------------------------------------------------
----------------------------------------------------------------
Capital            CEO                CLT   Wajnert, Tom
                   ---------------------------------------------
                   ---------------------------------------------
                   CBL                CLT   Rothman, Irv
                   ---------------------------------------------
                   ---------------------------------------------
                   CBL                CLT   Van Sickle, Charles
                   ---------------------------------------------
                   ---------------------------------------------
                   CSL                CLT   Dwyer, Ed
                   ---------------------------------------------
                   ---------------------------------------------
                   CSL                CLT   Morey, Ruth
                   ---------------------------------------------
                   ---------------------------------------------
                   CSL                CLT   McCarthy, Dan
                   ---------------------------------------------
                   ---------------------------------------------

----------------------------------------------------------------
                   ---------------------------------------------
CSUs               Corp. Comm.        LF    Zachary, Carolyn
                   ---------------------------------------------
                   ---------------------------------------------

                   ---------------------------------------------
                   ---------------------------------------------
                   Corp. Dev.         LF    Sadeghi, Mani
                   ---------------------------------------------
                   ---------------------------------------------

                   ---------------------------------------------
                   ---------------------------------------------
                   Finance            LF    Gerard, Valerie
                   ---------------------------------------------
                   ---------------------------------------------
                   Finance            LF    Hesselink, Ann
                   ---------------------------------------------
                   ---------------------------------------------
                   Finance            LF    Oliu, Ray
                   ---------------------------------------------
                   ---------------------------------------------
                   Finance            LF    Pfister, Judy
                   ---------------------------------------------
                   ---------------------------------------------
                   Finance            LF    Votek, Glenn
                   ---------------------------------------------
                   ---------------------------------------------
                   Finance                  Cornelison, Rich
                   ---------------------------------------------
                   ---------------------------------------------
                   Finance                  Doomany, Rich
                   ---------------------------------------------
                   ---------------------------------------------
                   Finance                  Greco, George
                   ---------------------------------------------
                   ---------------------------------------------
                   Finance                  Kettenstock, Liz
                   ---------------------------------------------

                   ---------------------------------------------
                   ---------------------------------------------
                   HR                 LF    McAuley, Sara
                   ---------------------------------------------
                   ---------------------------------------------
                   HR                       Hays, Jake
                   ---------------------------------------------
                   ---------------------------------------------
                   HR                       Smith, Janet
                   ---------------------------------------------
                   ---------------------------------------------

                   ---------------------------------------------
                   ---------------------------------------------
                   IMM                      Dell, Brent
                   ---------------------------------------------
                   ---------------------------------------------
                   IMM                LF    Miltenberger, Ken
                   ---------------------------------------------
                   ---------------------------------------------

                   ---------------------------------------------
                   ---------------------------------------------
                   OD                 LF    Henry, Ann
                   ---------------------------------------------
                   ---------------------------------------------

                   ---------------------------------------------
                   ---------------------------------------------
                   Risk Management    LF    DeBernardi, Mike
                   ---------------------------------------------
                   ---------------------------------------------
                   Risk Management    LF    Ingato, Bob
                   ---------------------------------------------
                   ---------------------------------------------
                   Risk Management    LF    Law, Lyn
                   ---------------------------------------------
                   ---------------------------------------------
                   Risk Management    LF    Lucas, Bill
                   ---------------------------------------------
                   ---------------------------------------------
                   Risk Management          Nosofsky, Joe
                   ---------------------------------------------
                   ---------------------------------------------
                   Risk Management          Storrs, Dave
                   ---------------------------------------------
                   ---------------------------------------------

----------------------------------------------------------------
----------------------------------------------------------------
Automotive                            LF    Chadwick, Skeet
                   ---------------------------------------------
                   ---------------------------------------------
                                            Hare, Greg
                   ---------------------------------------------
                   ---------------------------------------------
                                            Kagan, Eric
                   ---------------------------------------------
                   ---------------------------------------------
                                            Laleker, Bill
                   ---------------------------------------------
                   ---------------------------------------------
                                            Noonan, Jim
                   ---------------------------------------------
                   ---------------------------------------------
                                            Steger, Pete
                   ---------------------------------------------
                   ---------------------------------------------
                                            Taibi, Charlie
                   ---------------------------------------------
                   ---------------------------------------------

AT&T Capital Corporation                                               EXHIBIT A
Leadership Severance Plan Participants                               Page 2 of 4


----------------------------------------------------------------
       UNIT          TITLE/DEPT.     GROUP         NAME
----------------------------------------------------------------
----------------------------------------------------------------
Business Finance                      LF    Canning, John
                   ---------------------------------------------
                   ---------------------------------------------
                                            Bennett, Joe
                   ---------------------------------------------
                   ---------------------------------------------
                                            Chobot, John
                   ---------------------------------------------
                   ---------------------------------------------
                                            Huston, Julie
                   ---------------------------------------------
                   ---------------------------------------------
                                            Lam, Danny
                   ---------------------------------------------
                   ---------------------------------------------
                                            Langworthy, Rich
                   ---------------------------------------------
                   ---------------------------------------------
                                            Neagle, Bob
                   ---------------------------------------------
                   ---------------------------------------------
                                            Rumpolo, Joe
                   ---------------------------------------------
                   ---------------------------------------------
                                            Seidenwar, Paul
                   ---------------------------------------------
                   ---------------------------------------------
                                            Taylor, Gary
                   ---------------------------------------------
                   ---------------------------------------------
                                            Wilkinson, Judy
                   ---------------------------------------------
                   ---------------------------------------------

----------------------------------------------------------------
----------------------------------------------------------------
Capital Markets                       LF    Andrews, Ed
                   ---------------------------------------------
                   ---------------------------------------------
                                            Brown, Charlie
                   ---------------------------------------------
                   ---------------------------------------------
                                            Fontana, Louis
                   ---------------------------------------------
                   ---------------------------------------------
                                            Geraghty, John
                   ---------------------------------------------
                   ---------------------------------------------
                                            Golding, Rob
                   ---------------------------------------------
                   ---------------------------------------------
                                            Gromek, Ed
                   ---------------------------------------------
                   ---------------------------------------------
                                            Miller, Jeff
                   ---------------------------------------------
                   ---------------------------------------------
                                            Olson, Rich
                   ---------------------------------------------
                   ---------------------------------------------

                   ---------------------------------------------
----------------------------------------------------------------
Credit - CS                           LF    Gold, Gerri
                   ---------------------------------------------
                   ---------------------------------------------
                                            Adams, Tom
                   ---------------------------------------------
                   ---------------------------------------------
                                            Darensbourg, Rodney
                   ---------------------------------------------
                   ---------------------------------------------
                                            Delacruz, Carol
                   ---------------------------------------------
                   ---------------------------------------------
                                            Hadicke, Bill
                   ---------------------------------------------
                   ---------------------------------------------
                                            Haggerty, Marybeth
                   ---------------------------------------------
                   ---------------------------------------------
                                            Kendall, Keith
                   ---------------------------------------------
                   ---------------------------------------------
                                            Martin, Gail
                   ---------------------------------------------
                   ---------------------------------------------
                                            Sena, Arlene
                   ---------------------------------------------
                   ---------------------------------------------
                                            Teucke, Jeff
                   ---------------------------------------------
                   ---------------------------------------------
                                            Thomas, Bret
                   ---------------------------------------------
                   ---------------------------------------------
                                            Trump, Doug
                   ---------------------------------------------
                   ---------------------------------------------
                                            Vukas, Chris
                   ---------------------------------------------
                   ---------------------------------------------

----------------------------------------------------------------
----------------------------------------------------------------
Credit - GIS                          LF    Deehan, George
                   ---------------------------------------------
                   ---------------------------------------------
                                            Boone, Gary
                   ---------------------------------------------
                   ---------------------------------------------
                                            Carroll, Jim
                   ---------------------------------------------
                   ---------------------------------------------
                                            Kammerer, Gerry
                   ---------------------------------------------
                   ---------------------------------------------
                                            Miller, Earl
                   ---------------------------------------------
                   ---------------------------------------------

AT&T Capital Corporation                                               EXHIBIT A
Leadership Severance Plan Participants                               Page 3 of 4

----------------------------------------------------------------
       UNIT          TITLE/DEPT.     GROUP         NAME
----------------------------------------------------------------
----------------------------------------------------------------
Leasing Services                      LF    Tenner, Jim
                   ---------------------------------------------
                   ---------------------------------------------
                                            Burke, Bill
                   ---------------------------------------------
                   ---------------------------------------------
                                            Driscoll, Donna
                   ---------------------------------------------
                   ---------------------------------------------
                                            Fikse, Sheryl
                   ---------------------------------------------
                   ---------------------------------------------
                                            Herlihy, Thomas
                   ---------------------------------------------
                   ---------------------------------------------
                                            Kelly, Mark
                   ---------------------------------------------
                   ---------------------------------------------
                                            Langstaff, Michele
                   ---------------------------------------------
                   ---------------------------------------------
                                            Larson, Karen
                   ---------------------------------------------
                   ---------------------------------------------
                                            McCarthy, Rob
                   ---------------------------------------------
                   ---------------------------------------------
                                            Pfeiffenberger,
                                            John
                   ---------------------------------------------
                   ---------------------------------------------
                                            Roose, Tom
                   ---------------------------------------------
                   ---------------------------------------------
                                            Viscomi, Ralph
                   ---------------------------------------------
                   ---------------------------------------------
                                            Wilton, Keith
                   ---------------------------------------------
                   ---------------------------------------------

----------------------------------------------------------------
                   ---------------------------------------------
Systems Leasing                       LF    Cherney, Ed
                   ---------------------------------------------
                   ---------------------------------------------
                                            Baker, Ron
                   ---------------------------------------------
                   ---------------------------------------------
                                            Bruchanski, Ken
                   ---------------------------------------------
                   ---------------------------------------------
                                            Callaghan, Pat
                   ---------------------------------------------
                   ---------------------------------------------
                                            Callahan, Pat
                   ---------------------------------------------
                   ---------------------------------------------
                                            Cowan, Ken
                   ---------------------------------------------
                   ---------------------------------------------
                                            Lochow, Harold
                   ---------------------------------------------
                   ---------------------------------------------
                                            Marks, Lloyd
                   ---------------------------------------------
                   ---------------------------------------------
                                            Ostroski, John
                   ---------------------------------------------
                   ---------------------------------------------
                                            Pinkerton, Bill
                   ---------------------------------------------
                   ---------------------------------------------
                                            Recker, Jim
                   ---------------------------------------------
                   ---------------------------------------------
                                            Schultz, George
                   ---------------------------------------------
                   ---------------------------------------------
                                            Stroscheim, Jim
                   ---------------------------------------------
                   ---------------------------------------------

                   ---------------------------------------------
----------------------------------------------------------------
Asia Pacific                          LF    Soper, Derek,
                   ---------------------------------------------
                   ---------------------------------------------
                                            Chan, Don
                   ---------------------------------------------
                   ---------------------------------------------
                                            Cain, Jim
                   ---------------------------------------------
                   ---------------------------------------------
                                            Leach, Adrian
                   ---------------------------------------------
                   ---------------------------------------------
                                            Li, Daniel
                   ---------------------------------------------
                   ---------------------------------------------

----------------------------------------------------------------
                   ---------------------------------------------
Canada                                LF    Hammill, Tim
                   ---------------------------------------------
                   ---------------------------------------------
                                            Bartley, Ken
                   ---------------------------------------------
                   ---------------------------------------------
                                            Dionne, J. Harold
                   ---------------------------------------------
                   ---------------------------------------------
                                            Goldstein, Tammi
                   ---------------------------------------------
                   ---------------------------------------------
                                            Harding, Richard
                   ---------------------------------------------
                   ---------------------------------------------
                                            Howe, Rob
                   ---------------------------------------------
                   ---------------------------------------------
                                            Kidd, Peter
                   ---------------------------------------------
                   ---------------------------------------------
                                            Korylak, John
                   ---------------------------------------------
                   ---------------------------------------------
                                            LaLeggia, Joe
                   ---------------------------------------------
                   ---------------------------------------------
                                            Parkinson, Alan
                   ---------------------------------------------
                   ---------------------------------------------
                                            Traunero, Ezio
                   ---------------------------------------------
                   ---------------------------------------------

AT&T Capital Corporation                                               EXHIBIT A
Leadership Severance Plan Participants                               Page 4 of 4


----------------------------------------------------------------
       UNIT          TITLE/DEPT.     GROUP         NAME
----------------------------------------------------------------
----------------------------------------------------------------
Europe                                LF    Fatum, Arthur
                   ---------------------------------------------
                   ---------------------------------------------
                                            Grice, Dennis
                   ---------------------------------------------
                   ---------------------------------------------
                                            Guichard, Antoine
                   ---------------------------------------------
                   ---------------------------------------------
                                            Harrison, Ian
                   ---------------------------------------------
                   ---------------------------------------------
                                            Hughes, Michael
                   ---------------------------------------------
                   ---------------------------------------------
                                            Jansen, Frans
                   ---------------------------------------------
                   ---------------------------------------------
                                            Jones, Rick
                   ---------------------------------------------
                   ---------------------------------------------
                                            Kainradl, Peter
                   ---------------------------------------------
                   ---------------------------------------------
                                            Murray, Stuart
                   ---------------------------------------------
                   ---------------------------------------------
                                            Paganelli, Federico
                   ---------------------------------------------
                   ---------------------------------------------
                                            Reilly, Julie
                   ---------------------------------------------
                   ---------------------------------------------
                                            Spendeck, Horst
                   ---------------------------------------------
                   ---------------------------------------------
                                            White, Mark
                   ---------------------------------------------
                   ---------------------------------------------

                   ---------------------------------------------
----------------------------------------------------------------
Latin America                         LF    Bridges, Bill
                   ---------------------------------------------
                   ---------------------------------------------
                                            Guerrero, Arturo
                   ---------------------------------------------
                   ---------------------------------------------

----------------------------------------------------------------
